FOR IMMEDIATE RELEASE

Z-Work Acquisition Corp. Announces the Separate Trading of its Class A Common Stock and Warrants, Commencing March 22, 2021

NEW YORK, NY, March 16, 2021 – Z-Work Acquisition Corp. (Nasdaq: ZWRKU) (the “Company”) announced that commencing March 22, 2021, holders of the units sold in the Company’s initial public offering of 23,000,000 units, completed on February 2, 2021, may elect to separately trade the Class A common stock and warrants included in the units. The Class A common stock and warrants that are separated will trade on the Nasdaq Stock Market under the symbols “ZWRK” and “ZWRKW,” respectively. Those units not separated will continue to trade on the Nasdaq Stock Market under the symbol “ZWRKU.” No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into Class A common stock and warrants.

The units were initially offered by the Company in an underwritten offering. Jefferies LLC acted as sole book-running manager for the offering. A registration statement relating to the units and the underlying securities was declared effective by the Securities and Exchange Commission (the “SEC”) on January 28, 2021.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering was made only by means of a prospectus, copies of which may be obtained from Jefferies LLC, Attention: Equity Syndicate Prospectus Department, 520 Madison Avenue, 2nd Floor, New York, NY 10022, by telephone at (877) 821-7388 or by email at Prospectus_Department@Jefferies.com.

About Z-Work Acquisition Corp.

Z-Work Acquisition Corp. (the “Company”) is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Although the Company will not be limited to any particular industry, sector or geographic region in its identification and acquisition of a business combination target, the Company was created to take advantage of the transformative impact of technology on how work is found, facilitated and enhanced. Work, in all its forms, is being fundamentally disrupted and transformed as companies both big and small recognize the power of technology to improve worker productivity, satisfaction and, ultimately, their bottom lines. The Company plans to target high growth, technology-based and technology-enhanced companies that provide products and services that support companies and workers. For more information, please visit: zworkacquisition.com.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

For more information, please contact:

Adam Roston

Z-Work Acquisition Corp.

E: adam@zworkacquisition.com

Cody Slach

Gateway Group

P: (949) 574-3860

E: ZWRK@gatewayir.com